Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher W. Cabrera, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Xactly Corporation for the fiscal quarter ended October 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Xactly Corporation.

Date: December 9, 2015	By:	/s/ Christopher W. Cabrera
Christopher W. Cabrera
Chief Executive Officer
(Principal Executive Officer)